UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2022

Energy Services of America Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32998	20-4606266
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 West 3rd Ave., Huntington, West Virginia	25701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(304) 522-3868

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 16, 2022, the stockholders of Energy Services of America Corporation (the “Company”) approved the Company’s 2022 Equity Incentive Plan (the “Plan”), which provides for the grant of stock-based awards to officers and employees of the Company and its subsidiaries. A description of the material terms of the Plan is contained in the Company’s definitive proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on January 11, 2022. A copy of the Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders

On February 16, 2022, the Company held its Annual Meeting of Stockholders. At the Annual Meeting, stockholders considered the election of directors, the ratification of Baker Tilly US, LLP as the Company’s independent registered public accountants, an advisory, non-binding resolution with respect to executive compensation, and approval of the Energy Services of America Corporation 2022 Equity Incentive Plan. All proposals were approved by the stockholders. A breakdown of the votes cast is set forth below.

1.       The election of directors.

	For	Withheld	Broker Non-Votes
Marshall T. Reynolds	7,112,289	195,366	3,414,423
Jack M. Reynolds	7,111,192	196,463	3,414,423
Joseph L. Williams	7,195,481	112,174	3,414,423
Douglas V. Reynolds	7,111,192	196,463	3,414,423
Frank S. Lucente	7,223,972	83,683	3,414,423
Daniel J. Mannes	7,300,496	7,159	3,414,423
Samuel G. Kapourales	7,141,397	166,258	3,414,423
Charles Abraham	6,709,290	598,365	3,414,423
Brian Pratt	7,218,505	89,150	3,414,423

2.       The ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending September 30, 2022.

For	Against	Abstain
10,600,160	3,127	118,791

3.       An advisory, non-binding resolution with respect to our executive compensation.

For	Against	Abstain
7,125,917	174,019	7,719

4.       Approval of the Energy Services of America Corporation 2022 Equity Incentive Plan.

For	Against	Abstain
7,115,754	62,378	129,523

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1	Energy Services of America Corporation 2022 Equity Incentive Plan
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENERGY SERVICES OF AMERICA CORPORATION

DATE: February 18, 2022	By:	/s/ Charles Crimmel
Charles Crimmel
Chief Financial Officer